                                                                    Exhibit 10.8

                                                     June 27, 2007

InterAmerican Acquisition Group Inc.
2918 Fifth Avenue South, Suite 209
San Diego, California 92103

Chardan Capital Markets, LLC
17 State Street, Suite 1610
New York, N.Y. 10004

                  Re:      Initial Public Offering
                           -----------------------
Gentlemen:

                  The undersigned stockholder of InterAmerican Acquisition Group
Inc. ("Company"), in consideration of Chardan Capital Markets, LLC ("Chardan")
entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the
IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

                  1. If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him and all shares of Common Stock of the Company acquired by him in the IPO or aftermarket in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that the Company fails to consummate a
Business Combination within 18 months from the effective date ("Effective Date")
of the registration statement relating to the IPO or 24 months under the circumstances described in the prospectus relating to the IPO (such later date being referred to herein as the "Termination Date"), the undersigned shall (i)
take all such action reasonably within his power as is necessary to (a) dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, and after approval of the Company's stockholders and subject to the requirements of the Delaware General Corporation Law (the "GCL"),
including voting for the adoption of a resolution by the board of directors, prior to such Termination Date, pursuant to Section 275(a) of the GCL, which shall deem the dissolution of the Company advisable and (b) cause to be prepared such notices as are required by said Section 275(a) of the GCL as promptly thereafter as possible, and (ii) vote his shares in favor of any plan of dissolution and distribution recommended by the Company's board of directors. If the Company does not consummate a Business Combination by the Termination Date, the undersigned hereby agrees, with respect to any plan of dissolution and distribution, to take all such action reasonably within his power to

(x) cause the board of directors to convene, adopt a plan of dissolution and distribution, which the undersigned will vote to recommend to stockholders, and
(y) on such date cause the Company to prepare and file a proxy statement with the Securities and Exchange Commission (the "SEC") setting out the plan of dissolution and distribution. If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days of the expiration of 24 months from the Effective Date, the undersigned agrees to take all such action reasonably within his power to ensure that the proxy statement related to such Business Combination will also seek stockholder approval for the plan of dissolution and distribution in the event the stockholders do not approve the Business Combination. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 30 days prior to the date which is 24 months from the date of the IPO, the undersigned agrees, prior to such date to take all such action reasonably within his power as is necessary to convene and adopt a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the
Letter of Intent) and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

                  3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders.

                  4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination. Notwithstanding the foregoing to the contrary, the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  6. The undersigned will escrow his Insider Shares for the two year period commencing on the Effective Date subject to the terms of a Stock
Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                  7. The undersigned's Questionnaire furnished to the Company and Chardan and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

            (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) he has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding;
and

            (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  8. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to Chardan and its legal representatives or agents (including any investigative search firm retained by Chardan) any information they may have about the undersigned's background and finances ("Information"). Neither Chardan nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Kramer Levin Naftalis
& Frankel LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any
Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Chardan and appoint a substitute agent acceptable to each of the Company and Chardan within 30 days
and

nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

                  10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and (v) "Trust
Fund" shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

                                    Steven Oliveira
                                    ---------------
                                    Print Name of Insider

                           By:
                                    ---------------------------------
                                    Name: Steven Oliveira
                                    Title: Special Advisor and Stockholder